SUB-ITEM 77M

                                     MERGERS

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

THE DIVIDEND GROWTH PORTFOLIO TO INVESCO V.I. DIVIDEND GROWTH FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of The Dividend Growth Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco V.I. Dividend Growth Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class X shareholders and Series II shares of the Acquiring Fund to the Fund's Class Y shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

THE GLOBAL DIVIDEND GROWTH PORTFOLIO TO INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of The Global Dividend Growth Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco V.I. Global Dividend Growth Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class X shareholders and Series II shares of the Acquiring Fund to the Fund's Class Y shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

THE HIGH YIELD PORTFOLIO TO INVESCO V.I. HIGH YIELD FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of The High Yield Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco V.I. High Yield Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class X shareholders and Series II shares of the Acquiring Fund to the Fund's Class Y shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

THE INCOME BUILDER PORTFOLIO TO INVESCO V.I. INCOME BUILDER FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of The Income Builder Portfolio (the "Fund"), shareholders approved the Agreement that provided for the

                                                                    SUB-ITEM 77M

combination of the Fund with Invesco V.I. Income Builder Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class X shareholders and Series II shares of the Acquiring Fund to the Fund's Class Y shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

THE S&P 500 INDEX PORTFOLIO TO INVESCO V.I. S&P 500 INDEX FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of The S&P 500 Index Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco V.I. S&P 500 Index Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class X shareholders and Series II shares of the Acquiring Fund to the Fund's Class Y shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

THE BALANCED PORTFOLIO TO INVESCO V.I. SELECT DIMENSIONS BALANCED FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of The Balanced Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco V.I. Select Dimensions Balanced Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class X shareholders and Series II shares of the Acquiring Fund to the Fund's Class Y shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

THE DIVIDEND GROWTH PORTFOLIO TO INVESCO V.I. SELECT DIMENSIONS DIVIDEND GROWTH FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of The Dividend Growth Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco V.I. Select Dimensions Dividend Growth Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class X shareholders and Series II shares of the Acquiring Fund to the Fund's Class Y shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

                                                                    SUB-ITEM 77M

THE EQUALLY-WEIGHTED S&P 500 PORTFOLIO TO INVESCO V.I. SELECTION DIMENSIONS EQUALLY-WEIGHTED S&P 500 FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of The Equally-Weighted S&P 500 Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco V.I. Selection Dimensions Equally-Weighted S&P 500 Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class X shareholders and Series II shares of the Acquiring Fund to the Fund's Class Y shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

VAN KAMPEN LIFE INVESTMENT TRUST CAPITAL GROWTH PORTFOLIO TO INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Van Kampen Life Investment Trust Capital Growth Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. Capital Growth Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class I shareholders and Series II shares of the Acquiring Fund to the Fund's Class II shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO TO INVESCO VAN KAMPEN V.I. COMSTOCK FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Van Kampen Life Investment Trust Comstock Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. Comstock Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class I shareholders and Series II shares of the Acquiring Fund to the Fund's Class II shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

EQUITY AND INCOME PORTFOLIO TO INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Equity and Income Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. Equity and Income Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the

                                                                    SUB-ITEM 77M

liabilities of the Fund, and AVIF issued Series II shares of the Acquiring Fund to the Fund's Class II shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

VAN KAMPEN LIFE INVESTMENT TRUST GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO TO INVESCO VAN KAMPEN V.I. GLOBAL TACTICAL ASSET ALLOCATION FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class I shareholders and Series II shares of the Acquiring Fund to the Fund's Class II shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

GLOBAL VALUE EQUITY PORTFOLIO TO INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY
FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Global Value Equity Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. Global Value Equity Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class I shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

VAN KAMPEN LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO TO INVESCO VAN KAMPEN V.I. GOVERNMENT FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Van Kampen Life Investment Trust Government Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. Government Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class I shareholders and Series II shares of the Acquiring Fund to the Fund's Class II shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO TO INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND

                                                                    SUB-ITEM 77M

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Van Kampen Life Investment Trust Growth and Income Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. Growth and Income Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class I shareholders and Series II shares of the Acquiring Fund to the Fund's Class II shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

HIGH YIELD PORTFOLIO TO INVESCO VAN KAMPEN V.I. HIGH YIELD FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of High Yield Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. High Yield Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class I shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

INTERNATIONAL GROWTH EQUITY PORTFOLIO TO INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of International Growth Equity Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. International Growth Equity Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series II shares of the Acquiring Fund to the Fund's Class II shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

VAN KAMPEN LIFE INVESTMENT TRUST MID CAP GROWTH PORTFOLIO TO INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Van Kampen Life Investment Trust Mid Cap Growth Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. Mid Cap Growth Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series II shares of the Acquiring Fund to the Fund's Class II shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was

                                                                    SUB-ITEM 77M

structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

U.S. MID CAP VALUE PORTFOLIO TO INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of U.S. Mid Cap Value Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. Mid Cap Value Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class I shareholders and Series II shares of the Acquiring Fund to the Fund's Class II shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

VALUE PORTFOLIO TO INVESCO VAN KAMPEN V.I. VALUE FUND

     On December 1, 2009, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On May 11, 2010, at a Special Meeting for shareholders of Value Portfolio (the "Fund"), shareholders approved the Agreement that provided for the combination of the Fund with Invesco Van Kampen V.I. Value Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on June 1, 2010, all of the assets of the Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Fund, and AVIF issued Series I shares of the Acquiring Fund to the Fund's Class I shareholders. The value of each Fund's shareholder account with the Acquiring Fund immediately after the Reorganization was the same as the value of such shareholder's account with the Fund immediately prior to the Reorganization. The Reorganization was structured as a tax-free transaction. No initial sales charge was imposed in connection with the Reorganization.

FOR A MORE DETAILED DISCUSSION ON THE REORGANIZATION, PLEASE SEE THE AGREEMENT AND PLAN OF REORGANIZATION FILED HEREIN UNDER ITEM 77Q1(G).